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                         REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT, dated as of September 2, 1998, by and between Skyline Multimedia Entertainment, Inc., a New York corporation (the "Company"), and the person whose name appears on the signature page attached hereto (individually a "Holder" and collectively, with the holders of other shares of Series B Redeemable Convertible Preferred Stock the "Holders").

         WHEREAS, the Conversion Agreement dated September 2, 1998, between the Company and the Holders (the "Conversion Agreement") provides for, upon the Effective Date (as defined therein), the conversion (the "Conversion") of $7.235 million principal amount of debt of the Company plus such accrued and unpaid interest as set forth in the Conversion Agreement (the "Debt") into shares of Series B Redeemable Convertible Preferred Stock of the Corporation, $.01 par value per share (the "Series B Preferred Stock") at a conversion rate and on such terms and conditions as set forth in the Conversion Agreement;

         WHEREAS, said shares of Series B Preferred Stock are convertible into shares of the Company's common stock, $.001 par value per share, as set forth in the Company's Certificate of Designation of Series B Preferred Stock (such converted shares of common stock are hereinafter collectively referred to as the "Registrable Securities");

         WHEREAS, pursuant to the terms of and in order to induce the Holders to enter into the Conversion Agreement, the Company and the Holders have agreed to enter into this Agreement; and

         WHEREAS, it is intended by the Company and the Holders that this Agreement shall become effective immediately upon the acquisition by the Holders of the Preferred Stock.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and in the Conversion Agreement, the Company and the Holders hereby agree as follows:

1.    Registration Rights.

(a) Demand Registration. After receipt of a written request (a "Registration Request") from Holders collectively holding at least 25% of the total number of Registrable Securities requesting that the Company effect the registration of Registrable Securities under the Securities Act of 1933 (the "1933 Act") and specifying the intended method or methods of disposition thereof, if any, the Company shall promptly notify all Holders in writing of the receipt of such request and each such Holder may elect (by written notice sent to the Company) within ten days from the date of such Holder's receipt of the aforementioned Company's notice to have all or any part of its Registrable Securities included in such regis tration thereof pursuant to this Section 1(a); provided, however, that, in the case of an


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      underwritten offering, the Company shall have the right to approve of the underwriters selected by such Holders, such approval not to be unreasonably withheld. Thereupon the Company shall, as expeditiously as is possible, use commercially reasonable efforts to effect the registration under the 1933 Act of all shares of Registrable Securities which the Company has been so requested to register by such Holders for sale, all to the extent required to permit the disposition (in accordance with the intended method or methods thereof, as aforesaid) of the Registrable Securities so registered; provided, however, that, subject to the provisions of the immediately following sentence, the Company shall not be required to effect more than one registration of Registrable Securities pursuant to this Section 1(a). The Company shall have the right to defer the filing of any registration statement requested pursuant to this Section 1(a) for a period not to exceed ninety (90) days if in the good faith determination of the Board of Directors of the Company the filing of such registration statement would be materially adverse to the Company.

(b) Piggyback Registration. If the Company at any time proposes to register any of its securities under the 1933 Act (other than in connection with a merger or pursuant to Form S-8 or other comparable form) the Company shall request that the managing underwriter (if any) of such underwritten offering include the Registrable Securities in such registration. If such managing underwriter agrees to include any of the Registrable Securities in the underwritten offering, the Company shall at such time give prompt written notice to all Holders of its intention to effect such registration and of such Holders' rights under such proposed registration, and upon the request of any Holder delivered to the Company within twenty (20) days after giving of such notice (which request shall specify the Registrable Securities intended to be disposed of by such Holder and the intended method of disposition thereof), the Company shall include such Registrable Securities held by each such Holder requested to be included in such registration.

(c) Cooperation with Company. Holders will cooperate with the Company in all respects in connection with this Agreement, including, timely supplying all information reasonably requested by the Company and executing and returning all documents reasonably requested in connection with the registration and sale of the Registrable Securities.

2. Registration Procedures. If and whenever the Company is required by any of the provisions of this Agreement to use its commercially reasonable efforts to effect the registration of any of the Registerable Securities under the 1933 Act, the Company shall (except as otherwise provided in this Agreement), as expeditiously as possible:

(a) prepare and file with the Securities and Exchange Commission (the "Commission") a registration statement and shall use commercially reasonable efforts to cause such registration statement to become effective until the earlier of 270 days from the effective date of such registration statement or such securities become capable of being publicly sold without registration under the 1933 Act pursuant to Rule 144 or otherwise;

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(b)   subject to Section 2(a) above, prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the 1933 Act with respect to the sale or other disposition of the securities covered by such registration statement whenever the Holder or Holders of such securities shall desire to sell or otherwise dispose of the same;

(c) furnish to each Holder such numbers of copies of a summary prospectus or other prospectus, including a preliminary prospectus or any amendment or supplement to any prospectus, in conformity with the requirements of the 1933 Act, and such other documents, as such Holder may reasonably request in order to facilitate the public sale or other disposition of the securities owned by such Holder;

(d) use commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as each Holder shall reasonably request, and do any and all other acts and things which may be necessary or advisable to enable such Holder to consummate the public sale or other disposition in such jurisdictions of the securities owned by such Holder, except that the Company shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified or to file therein any general consent to service of process;

(e) use commercially reasonable efforts to list such securities on any securities exchange on which any securities of the Company is then listed, if the listing of such securities is then permitted under the rules of such exchange;

(f) enter into and perform its obligations under an underwriting agreement, if the offering is an underwritten offering, in usual and customary form, with the managing underwriter or underwriters of such underwritten offering;

(g) notify each Holder of Registerable Securities covered by such registration statement, at any time when a prospectus relating thereto covered by such registration statement is required to be delivered under the 1933 Act, of the happening of any event of which it has knowledge as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and

(h) take such other actions as shall be reasonably requested by any Holder to facilitate the registration and sale of the Registerable Securities; provided, however, that the Company shall not be obligated to take any actions not specifically required elsewhere herein which in the aggregate would cost in excess of $5,000.

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3.    Expenses. All expenses incurred in any registration of the Holders'
Registrable Securities under this Agreement shall be paid by the Company, including, without limitation, printing expenses, fees and disbursements of counsel for the Company, expenses of any audits to which the Company shall agree or which shall be necessary to comply with governmental requirements in connection with any such registration, all registration and filing fees for the Holders' Registrable Securities under federal and state securities laws, expenses of complying with the securities or blue sky laws of any jurisdictions pursuant to Section 2(d), and up to $5,000 of professional fees and expenses of all Holders in the aggregate per registration; provided, however, the Company shall not be liable for (a) any discounts or commissions to any underwriter; (b) any stock transfer taxes incurred with respect to Registerable Securities sold in the offering or (c) the fees and expenses of counsel or other advisors for any Holder, or the Holders in the aggregate, in excess of $5,000.

4. Indemnification. In the event any Registerable Securities are included in a registration statement pursuant to this Agreement:

(a) Company Indemnity. Without limitation of any other indemnity provided to any Holder, either in connection with the Offering or otherwise, to the extent permitted by law, the Company shall indemnify and hold harmless each Holder, the affiliates, officers, directors and partners of each Holder, any underwriter (as defined in the 1933 Act) for such Holder, and each person, if any, who controls such Holder or underwriter (within the meaning of the 1933 Act or the Securities Exchange Act of 1934 (the "Exchange Act")), against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the 1933 Act, the Exchange Act or other federal or state securities law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, (iii) any violation or alleged violation by the Company of the 1933 Act or the Exchange Act, or (iv) any state securities law or any rule or regulation promulgated under the 1933 Act, the Exchange Act or any state securities law, and the Company shall reimburse each such Holder, affiliate, officer or director or partner, underwriter or controlling person for reasonable legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability, action or expense; provided, however, that the Company shall not be liable to any Holder in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with information furnished for use in connection with such registration by any such Holder or any other officer, director, partner, affiliate, underwriter or controlling person of any of the foregoing.

(b) Holder Indemnity. Each Holder shall indemnify and hold harmless the Company, its affiliates, its counsel, officers, directors, stockholders and representatives, any underwriter

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      (as defined in the 1933 Act) and each person, if any, who controls the Company or the underwriter (within the meaning of the 1933 Act or the Exchange Act), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the 1933 Act, the Exchange Act or any state securities law, and the Holder shall reimburse the Company and each such affiliate, counsel, officer, director, stockholder, representative, underwriter or controlling person of any of the foregoing for reasonable legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; insofar as such losses, claims, damages or liabilities (or actions with respect thereof) arise out of or are based upon any statements or information provided by such Holder to the Company in connection with the registration, offer or sale of Registerable Securities.

(c) Notice; Right to Defend. Promptly after receipt by an indemnified party under this Section 4 of notice of the commencement of any action (including any governmental action), such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 4, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in and if the indemnifying party agrees in writing that it will be responsible for any costs, expenses, judgments, damages and losses incurred by the indemnified party with respect to such claim, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if the indemnified party reasonably believes that representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Agreement only if and to the extent that such failure is prejudicial to its ability to defend such action, and the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Agreement.

(d) Contribution. If the indemnification provided for in this Agreement is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other hand in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relevant fault of the indemnifying party and the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a

                                       5


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      material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(e) Survival of Indemnity. The indemnification provided by this Agreement shall be a continuing right to indemnification and shall survive the registration and sale of any Registerable Securities by any person entitled to indemnification hereunder and the expiration or termination of this Agreement.

5. Assignment of Registration Rights. The rights of the Holders under this Agreement, including the rights to cause the Company to register Registerable Securities may not be assigned without the written prior consent of the Company; provided, however, that this Agreement may be assigned or transferred to any affiliate of the Holder in connection with the permitted transfer of Series B Preferred Stock to such affiliate.

6.    Remedies.

(a) Time is of Essence. The Company agrees that time is of the essence of each of the covenants contained herein and that, in the event of a dispute hereunder, this Agreement is to be interpreted and construed in a manner that will enable the Holders to sell their Registerable Securities as quickly as possible after such Holders have indicated to the Company that they desire their Registerable Securities to be registered. Any delay on the part of the Company not expressly permitted under this Agreement, whether material or not, shall be deemed a material breach of this Agreement.

(b) Remedies Upon Default or Delay. The Company acknowledges the breach of any part of this Agreement may cause irreparable harm to a Holder and that monetary damages alone may be inadequate. The Company therefore agrees that the Holder shall be entitled to injunctive relief or such other applicable remedy as a court of competent jurisdiction may provide. Nothing contained herein will be construed to limit a Holder's right to any remedies at law, including recovery of damages for breach of any part of this Agreement.

7.    Notices.

(a) All communications under this Agreement shall be in writing and shall be mailed by first class mail, postage prepaid, or telegraphed or telexed with confirmation of receipt or delivered by hand or by overnight delivery service,

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         (i)    If to the Company, at:

                      Skyline Multimedia Entertainment, Inc.
                      350 Fifth Avenue, Suite 612
                      New York, N.Y. 10118
                      Facsimile No.: (212) 564-0652
                      Attn: President

                with a copy to:

                      Proskauer Rose LLP
                      1585 Broadway
                      New York, NY 10036
                      Facsimile No.: (212) 969-2900
                      Attn:  Neil S. Belloff, Esq.

                or at such other address or fax number as may have been furnished to the Holders in writing by the Company.

        (ii) If to any Holder of any Registerable Securities, to the address of such Holder as it appears in the stock ledger of the Company.

(b) Any notice so addressed, when mailed by registered or certified mail shall be deemed to be given three days after so mailed, when telegraphed or telexed shall be deemed to be given when transmitted, or when delivered by hand or overnight shall be deemed to be given when delivered.

8. Successors and Assigns. Except as otherwise expressly provided herein, this Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and each of the Holders.

9. Amendment and Waiver. This Agreement may be amended, and the observance of any term of this Agreement may be waived, but only with the written consent of the Company and the Holders of securities representing a majority of the Registerable Securities; provided, however, that no such amendment or waiver shall take away any registration right of any Holder of Registerable
Securities or reduce the amount of reimbursable costs to any Holder of Registerable Securities in connection with any registration hereunder without the consent of such Holder; further provided, however, that without the consent of any other Holder of Registerable Securities, any Holder may from time to time enter into one or more agreements amending, modifying or waiving the provisions of this Agreement if such action does not adversely affect the rights or interest of any other Holder of Registerable Securities. No delay on the part of any party in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise by any party of any right, power or remedy preclude any other or further exercise thereof, or the exercise of any other right, power or remedy.

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10.    Counterparts. One or more counterparts of this Agreement may be signed by the parties, each of which shall be an original but all of which together shall constitute one and the same instrument.

11. Governing Law. This Agreement shall be construed in accordance with and governed by the internal laws of the State of New York, without giving effect to conflicts of law principles.

12. Invalidity of Provisions. If any provision of this Agreement is or becomes invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby.

13. Headings. The headings in this Agreement are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

                     [Remainder Intentionally Left Blank]


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         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the 2nd day of September, 1998.

SKYLINE MULTIMEDIA ENTERTAINMENT, INC.

By:   /s/ Steven Schwartz
      ------------------------------------------
      Name:    Steven Schwartz
      Title:   Executive Director of Operations
               and Finance and
               Co-Chief Executive Officer


                                           -------------------------------------
                                           Signature of Holder



                                           -------------------------------------
                                           Print Name of Holder



                                           -------------------------------------
                                           Print Address of Holder


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